UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2010

MEDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53214	26-1703958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 State Street, Suite 459, Salem, Oregon	97301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 813-1118

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.  Other Events.

Stock Dividend

On October 8, 2010, the Board of Directors declared a one time stock dividend of three (3) shares of its common stock for each one (1) share of common stock outstanding, held by shareholders of record on October 29, 2010, with a pay date of November 3, 2010.

Symbol Change

As previously reported on Form 8-K filed with the Securities and Exchange Commission on June 16, 2010, the Company changed its name to Media Technologies, Inc. on May 25, 2010.  The Company did not elect a trading symbol change at that time, and the symbol remained TWYA.

On or about October 14, 2010, the Company requested a trading symbol change to reflect its new name.  FINRA has assigned the Company a new stock symbol, “MDTC.”  This new symbol is effective as of the open of business on October 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA TECHNOLOGIES, INC.

Dated: October 25, 2010

/s/ J. Michael Heil

By: J. Michael Heil

Its: President and CEO